FORWARD FUNDS

Supplement dated March 16, 2020

to the

Forward Funds Investor Class, Institutional Class and

Class I2 Prospectus

and

Forward Funds Class A and Class C Prospectus

each dated May 1, 2019, as supplemented (collectively, the “Prospectus”)

IMPORTANT NOTICE REGARDING THE FUNDS’ RISKS

Effective immediately, the following language is added after the fourth paragraph of the “Market Events Risk” under “Discussion of Principal and Non-Principal Risks”:

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity and general demand, as well as societal concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as specific economic sectors and/or economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP FFT 03162020